UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2010 (September 13, 2010)

Commission File Number 0-31014

CATALYST HEALTH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	52-2181356
(State or other Jurisdiction of incorporation)	(IRS Employer Identification No.)

800 King Farm Boulevard

Rockville, Maryland 20850

(Address of principal executive offices)

(301) 548-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 13, 2010, Catalyst Health Solutions, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion on September 13, 2010 of the acquisition of FutureScripts, LLC and FutureScripts Secure, LLC (collectively, “FutureScripts”), for an aggregate purchase price of $225,000,000, subject to certain adjustments. FutureScripts provides pharmacy benefit management services to approximately 1 million lives and manages over 14 million prescriptions annually. Prior to the consummation of the acquisition, the Company assigned its rights to its wholly owned subsidiary, FutureScripts Holdings LLC, to purchase all of the outstanding equity interests in FutureScripts.

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of FutureScripts, LLC and FutureScripts Secure, LLC and to present certain unaudited pro forma financial information in connection with the Company’s acquisition of FutureScripts, LLC and FutureScripts Secure, LLC, which financial statements and unaudited pro forma information are filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired:

The audited balance sheet of FutureScripts, LLC as of December 31, 2009, and the related audited statements of operations, changes in member’s equity, and cash flows for the year then ended, the Notes to Financial Statements and the Independent Auditors’ Report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The audited balance sheet of FutureScripts Secure, LLC as of December 31, 2009, and the related audited statements of operations, changes in member’s deficit, and cash flows for the year then ended, the Notes to Financial Statements and the Independent Auditors’ Report are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited balance sheets of FutureScripts, LLC as of June 30, 2010 and 2009, and the related unaudited statements of operations, changes in member’s equity, and cash flows for the six months ended June 30, 2010 and 2009, the Notes to Financial Statements and the Independent Accountants’ Review Report are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited balance sheets of FutureScripts Secure, LLC as of June 30, 2010 and 2009, and the related unaudited statements of operations, changes in member’s equity, and cash flows for the six months ended June 30, 2010 and 2009, the Notes to Financial Statements and the Independent Accountants’ Review Report are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information:

The unaudited pro forma condensed combined financial information of the Company and its subsidiaries as of and for the six months ended June 30, 2010 and for the year ended December 31, 2009, giving effect to the Company’s acquisition of FutureScripts, LLC and FutureScripts Secure, LLC are filed as Exhibit 99.5 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(c)	Shell Company Transactions:

Not Applicable

(d)	Exhibits:

See the Index to Exhibits

INDEX TO EXHIBITS

Number	Description

2.1	Equity Interest Purchase Agreement dated as of August 4, 2010 by and among Catalyst Health Solutions, Inc., Independence Blue Cross, QCC Insurance Company, FutureScripts, LLC and FutureScripts Secure LLC (incorporated by reference to Exhibit 2.1 to the Registrant’s Form 10-Q Quarterly Report filed on November 5, 2010)

15.1	Letter of Awareness from Deloitte & Touche, LLP related to the Financial Statements of FutureScripts, LLC for the six-month periods ended June 30, 2010 and 2009

15.2	Letter of Awareness from Deloitte & Touche, LLP related to the Financial Statements of FutureScripts Secure, LLC for the six-month periods ended June 30, 2010 and 2009

23.1	Consent of Deloitte & Touche LLP, Independent Auditors, related to the Financial Statements of FutureScripts, LLC as of and for the year ended December 31, 2009

23.2	Consent of Deloitte & Touche LLP, Independent Auditors, related to the Financial Statements of FutureScripts Secure, LLC as of and for the year ended December 31, 2009

99.1	Audited Financial Statements of FutureScripts, LLC as of and for the year ended December 31, 2009

99.2	Audited Financial Statements of FutureScripts Secure, LLC as of and for the year ended December 31, 2009

99.3	Unaudited Financial Statements of FutureScripts, LLC as of and for the six months ended June 30, 2010 and 2009

99.4	Unaudited Financial Statements of FutureScripts Secure, LLC as of and for the six months ended June 30, 2010 and 2009

99.5	Unaudited pro forma condensed combined financial information of the Company and its subsidiaries as of and for the six months ended June 30, 2010 and for the year ended December 31, 2009, giving effect to the Company’s acquisition of FutureScripts, LLC and FutureScripts Secure, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST HEALTH SOLUTIONS, INC.

Dated: November 19, 2010	By:	/S/ HAI V. TRAN
Hai V. Tran
Chief Financial Officer and Treasurer